                                  Exhibit 32.2
                            Section 906 Certification
                            of Robert A. Comey (CFO)

                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In  connection  with the Annual  Report of MACC Private  Equities Inc. (the
"Company") on Form 10-K for the year ended September 30, 2006, as filed with the
United  States  Securities  and  Exchange  Commission  on the date  hereof  (the
"Report"),  I, Robert A. Comey,  Chief  Financial  Officer and  Treasurer of the
Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the  requirements  of Section 13(a)
     or 15(d) of the Securities Exchange Act of 1934, as amended; and

          (2) The information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the
     Company.

                                               /s/ Robert A. Comey
                                           -------------------------------------
                                           Robert A. Comey,
                                           Chief Financial Officer and Treasurer

Date: December 28, 2006